Exhibit 99.2

Unaudited Pro Forma Financial Statements

The following Unaudited Pro Forma Financial Statements give effect to the sale of the Mega-T brand of weight loss and dietary supplements on August 26, 2014, and the discontinuation of the Gel Perfect brand of color nail polish. These Pro Forma Financial Statements are based upon our audited financial statements for the fiscal years ended November 30, 2011, 2012 and 2013 and the unaudited interim statements for the quarter and year to date ended on May 31, 2013 and 2014, and the related notes and certain estimates, adjustments and assumptions that our management believes to be reasonable. The Unaudited Pro Forma operations for the fiscal years ended November 31, 2011, 2012 and 2013 and the year to date ended May 31, 2013 and 2014 are presented giving effect to the removal of the revenue and direct expenses of Mega-T as if the sale occured upon the first day of the period presented. Additional the Unaudited Pro Forma Statement of Operations for the fiscal years ended November 30, 2011, 2012, and 2013 reflect the removal of Gel Perfect revenue and direct expenses, which was discontinued by the Company on May 31, 2014. The Unaudited Pro Forma Balance Sheet as of May 31, 2014 reflects the sale of Mega-T as if it occured on May 31, 2014.

Gel Perfect adjustments are not reflected separately in the pro forma financial statements for the six months ended May 31, 2014 and 2013, as the effect of the discontinuation of the brand was already reported on the Form 10-Q for the period ended May 31, 2014.

Under the Asset Purchase Agreement, the Company, on August 26, 2014 sold to LLC all of the inventory, including packaging materials, finished goods, raw materials and work-in-process, as well as the trademarks, domain names, goodwill and going concern value of the Mega-T brand of weight loss and dietary supplement products. Excluded from the sale were accounts receivable related to the Mega-T brand, which are retained by the Company.

In consideration of the sale, LLC assumed liabilities for all deductions with respect to returns of Mega-T brand inventory that were held by the retailers as of or prior to the date of closing, other than those that were already deducted, all deductions for Mega-T co-operative advertising events that occurred prior to the closing date and were not already deducted by the retailers and all deductions for contract markdown commitments related to the Mega-T brand that were made prior to the closing date and were not already deducted by the retailer. The amount of liabilities assumed by LLC is subject to a cap of $2,250,000. In addition, LLC assumed liabilities for all outstanding purchase orders for Mega-T brand inventory to the extent that LLC receives that inventory from the vendor. LLC also assumed all of the liabilities and obligations with respect to the MEGA-T business that arise after the closing relating to the LLC’s operation of the MEGA-T business. The Company is responsible for paying vendors for any Mega-T inventory received by the Company prior to the closing date.

Pro forma information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction(s) might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operation. The adjustments made to historical financial information give effect to the sale of the Mega-T brand and the discontinuation of the Gel Perfect brand. The Unaudited Pro Forma Financial Statements are prepared in accordance with Rule 8-05 of Regulation S-X.

The Unaudited Pro Forma Financial Statements set forth below are not fact and there can be no assurance that our actual results will not differ significantly from those set forth below or that the impact of the Mega-T sale and discontinuation of the Gel Perfect brand will not differ significantly from those presented below. Accordingly, the Pro Forma Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the Mega-T sale and discontinuation of Gel Perfect had occurred on the dates indicated, nor are they indicative of our future financial position or results of operation. Readers of this 8-K are cautioned not to place undue reliance on such information and no one makes any representation regarding the information set forth below or our ultimate performance compared to it.

EXHIBIT 99.2

CCA INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS AS OF MAY 31, 2014

A S S E T S

	May 2014	Mega-T Proforma Adjustments		Proforma
	(Unaudited)	(1)
Current assets
Cash & cash equivalents	$ 1,536,996	-		1,536,996
Short term investments & marketable
securities	408,455	-		408,455
Accounts Receivable, net of allowances of
$2,104,551 and $1,081,277 respectively	5,161,649	713,951	(2)	5,875,600
Inventories, net of reserve for obsolescence of	7,324,295	(1,002,909)		6,321,386
$2,836,831 and $3,030,306, respectively
Prepaid expenses and sundry receiveables	459,921	-		459,921
Prepaid and refundable income taxes	675,453	-		675,453
Deferred income taxes	4,831,903	(390,457)		4,441,446

Total Current Assets	20,398,672	(679,415)		19,719,257

Property and Equipment, net of accumulated
depreciation and amortization	1,352,462	-		1,352,462
Intangible Assets, net of accumulated
amortization	751,973	-		751,973
Deferred income taxes	2,919,011	-		2,919,011
Other	-	-		-
	5,023,446	-		5,023,446

Total Assets	$ 25,422,118	$ (679,415)		24,742,703

CCA INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS AS OF MAY 31, 2014

LIABILITIES AND SHAREHOLDERS' EQUITY

	May 2014	Mega-T Proforma Adjustments	Proforma
	(Unaudited)	(1)
Current Liabilities
Accounts payable & accrued liabilities	$ 13,757,188	(1,347,108)	12,410,080
Capital Lease Obligation - Current Portion	7,374	—	7,374
Total current liabilities	13,764,562	(1,347,108)	12,417,454

Capitalized Lease Obligations	26,242	—	26,242
Total Liabilities	13,790,804	(1,347,108)	12,443,696

Shareholders' Equity
Preferred stock, $1.00 par, authorized 20,000,000
none issued	—	—	—
Common stock, $.01 par, authorized 15,000,000
6,038,982 shares issued	60,390	—	60,390
Class A common stock, $.01, authorized 5,000,000
967,702 shares issued and outstanding	9,677	—	9,677
Additional paid-in capital	2,339,849	—	2,339,849
Retained earnings	9,104,602	667,693	9,772,295
Unrealized Gains (losses) on marketable securities	116,796	—	116,796
Total Shareholders' Equity	11,631,314	667,693	12,299,007

Total Liabilities and Shareholders' Equity	$ 25,422,118	$ (679,415)	24,742,703
(1) represents value of sales return liabilities assumed, inventory transferred to the acquirer, and corresponding gain of $667,693, net of tax of $390,457.
(2) Reflects reversal of accounts receivable reserves related to the Mega-T brand.

CCA INDUSTRIES, INC. AND SUBSIDARIES
UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2014

		May 2014	Mega-T Proforma Adjustments	ProForma
(3)
Revenues
Sales of Health and Beauty		$ 16,023,232	$ (819,806)	$ 16,843,038
aid products-Net
	Other Income	$ 244,543	—	$ 244,543

		$ 16,267,775	$ (819,806)	$ 17,087,581

Costs and Expenses
	Cost of sales	$ 9,094,857	$ (1,744,988)	$ 7,349,870
	Selling, general and	$ 7,517,964	$ (314,701)	$ 7,203,263
administrative
expenses
Advertising, Cooperative
	and promotions	$ 2,989,338	$ (337,910)	$ 2,651,428
	Research and development	$ 264,214	—	$ 264,214
	Provision for doubtful		—	0
	accounts	$ (22,340)	—	$ (22,340)
	Interest expense	$ 1,526	—	$ 1,526

	Total Costs and Expenses	$ 19,845,560	$ (2,397,599)	$ 17,447,961
	Restructuring Costs	$ 563,572	—	$ 563,572
	Total Costs and Expenses	$ 20,409,132	$ (2,397,599)	$ 18,011,533

	(Loss) Income before (Benefit from) Provision for Income Tax	$ (4,141,357)	$ (3,217,405)	$ (923,952)

	(Benefit from) Provision for Income Tax	$ (1,520,663)	$ (1,181,397)	$ (339,266)

	(Loss) from Continuing Operations	$ (2,620,694)	$ (2,036,008)	$ (584,686)

(Loss) per Share:
Basic
Continuing Operations	$ (0.37)	$ (0.29)	$ (0.08)

Diluted
Continuing Operations	$ (0.37)	$ (0.29)	$ (0.08)

Number of Common Shares:
Weighted average outstanding - Basic	7,006,684	7,006,684	7,006,684
Weighted average and potential dilutive outstanding	7,006,684	7,006,684	7,006,684
(3) Represents unaudited revenue and direct expenses for Mega-T for the period ended May 31, 2014

CCA INDUSTRIES, INC. AND SUBSIDARIES
UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2013

		May 2013	Mega-T Proforma Adjustments	ProForma
(4)
Revenues
	Sales of Health and Beauty	$ 19,907,242	$ 3,887,078	$ 16,020,164
aid products-Net
	Other Income	$ 58,430	—	$ 58,430

		$ 19,965,672	$ 3,887,078	$ 16,078,594

Costs and Expenses
	Cost of sales	$ 9,029,657	$ (1,431,749)	$ 7,597,908
	Selling, general and	$ 10,058,846	$ (388,123)	$ 9,670,723
administrative
expenses
Advertising, Cooperative
	and promotions	$ 1,991,974	$ (742,962)	$ 1,249,012
	Research and development	$ 346,613	—	$ 346,613
Provision for doubtful
	accounts	$ (26,680)	—	$ (26,680)
	Interest expense	$ 462	—	$ 462

	Total Costs and Expenses	$ 21,400,872	$ (2,562,835)	$ 18,838,037
	Restructuring Costs			0
	Total Costs and Expenses	$ 21,400,872	$ (2,562,835)	$ 18,838,037

	(Loss) Income before (Benefit from) Provision for Income Tax	$ (1,435,200)	$ 1,324,243	$ (2,759,443)

	(Benefit from) Provision for Income Tax	$ (536,444)	$ 494,971	$ (1,031,415)

	(Loss) from Continuing Operations	$ (898,756)	$ 829,272	$ (1,728,028)

(Loss) Income per Share:
Basic
Continuing Operations	$(0.13)	$0.12	$(0.24)

Diluted
Continuing Operations	$(0.13)	$0.12	$(0.24)

Number of Common Shares:
Weighted average outstanding - Basic	7,054,442	7,054,442	7,054,442
Weighted average and potential dilutive outstanding	7,054,442	7,054,442	7,054,442
(4) Represents unaudited revenue and direct expenses for Mega-T for the period ended May 31, 2013

CCA INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2013

	November 30, 2013	GP Proforma Adjustment	Mega-T Proforma Adjustments	ProForma
		(5)	(6)
Revenues
Sales of Health and Beauty	$38,789,593	$3,415,685	$6,610,539	$28,763,368
aid products-Net
Other Income	$63,794	—	—	$63,794

	$38,853,387	$3,415,685	$6,610,539	$28,827,162

Costs and Expenses
Cost of sales	$22,277,158	$(3,913,014)	$(3,246,912)	$15,117,232
Selling, general and administrative	$19,601,411	$(573,684)	$(682,443)	$18,345,284
expenses
Advertising, Cooperative
and promotions	$5,948,653	(2,197,873)	(829,581)	$2,921,199
Research and development	$741,694	—	—	$741,694
Provision for doubtful
accounts	$55,204	—	—	$55,204
Interest expense	$2,249	—	—	$2,249
Total Costs and Expenses	$48,626,369	$(6,684,571)	$(4,758,936)	$37,182,862

(Loss) Income before (Benefit
from) Provision for Income Taxes	$(9,772,982)	$(3,268,886)	$1,851,603	$(8,355,699)

(Benefit from) Provision for
Income Taxes	$(3,579,734)	$(1,197,356)	$678,221	$(3,060,599)

Net (Loss) Income	$(6,193,248)	$(2,071,530)	$1,173,382	$(5,295,100)

Earnings per Share:
Basic	$(0.88)	$(0.29)	$0.17	$(0.75)
Diluted	$(0.88)	$(0.29)	$0.17	$(0.75)

Number of Common Shares:
Weighted average outstanding - Basic	7,037,694	7,037,694	7,037,694	7,037,694
Weighted average and potential dilutive outstanding	7,037,694	7,037,694	7,037,694	7,037,694
(5) Represents unaudited revenue and direct expenses for Gel Perfect for the year ended November 30, 2013
(6) Represents unaudited revenue and direct expenses for Mega-T for the year ended November 30, 2013

CCA INDUSTRIES, INC. AND SUBSIDARIES
UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2012

	November 30, 2012	GP Proforma Adjustment	Mega-T Proforma Adjustments	ProForma
		(7)	(8)
Revenues
Sales of Health and Beauty aid products - Net	$ 53,169,022	$10,653,544	$10,270,646	$32,244,832

Other Income	$ 606,653	—	—	$606,653

	$ 53,775,675	$10,653,544	$10,270,646	$32,851,485

Costs and Expenses
Cost of sales	$23,219,051	$(4,457,819)	$(3,551,377)	$15,209,855
Selling, general and	$21,727,273	$(1,303,884)	$(982,748)	$19,440,641
administrative expenses
Advertising, Cooperative
and promotions	$7,142,284	$(1,917,492)	$(1,316,463)	$3,908,329
Research and development	$769,637	—	—	$769,637
Provision for doubtful
accounts	$(26,851)	—	—	$(26,851)
Interest expense	$299	—	—	$299

Total Costs and Expenses	$52,831,693	$(7,679,195)	$(5,850,588)	$39,301,910

Income (Loss) before Provision for
(Benefit from) Income Taxes	$943,982	$2,974,349	$4,420,058	$(6,450,425)

Provision for (Benefit from)
Income Taxes	$478,530	$1,507,778	$2,240,647	$(3,269,895)

Net Income (Loss)	$465,452	$1,466,571	$2,179,411	$(3,180,530)

Earnings per Share:
Basic	$0.07	$0.21	$0.31	$(0.45)
Diluted	$0.07	$0.21	$0.31	$(0.45)

Number of Common Shares:
Weighted average outstanding - Basic	7,054,442	7,054,442	7,054,442	7,054,442
Weighted average and potential dilutive outstanding	7,054,442	7,054,442	7,054,442	7,054,442
(7) Represents unaudited revenue and direct expenses for Gel Perfect for the year ended November 30, 2012
(8) Represents unaudited revenue and direct expenses for Mega-T for the year ended November 30, 2012

CCA INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2011

	November 30, 2011	GP Proforma Adjustment	Mega-T Proforma Adjustments	ProForma
		(9)	(10)
Revenues
Sales of Health and Beauty	$49,033,367	$2,851,184	$13,349,346	$32,832,837
aid products-Net
Other Income	$478,522	—	—	$478,522

	$49,511,889	$2,851,184	$13,349,346	$33,311,359

Costs and Expenses
Cost of sales	$ 20,450,468	$ (1,178,867)	$ (4,563,691)	$ 14,707,910
Selling, general and	$ 21,967,327	$ (388,844)	$ (1,269,253)	$ 20,309,230
administrative
expenses
Advertising, Cooperative
and promotions	$ 5,436,565	$ (122,463)	$ (2,542,951)	$ 2,771,150
Research and development	$ 714,565	—	—	$ 714,565
Provision for doubtful
accounts	$ (11,135)	—	—	$ (11,135)
Interest expense	$ 860	—	—	$ 860

Total Costs and Expenses	$ 48,558,650	$ (1,690,174)	$ (8,375,895)	$ 38,492,581

Income (Loss) before Provision for
(Benefit from) Income Taxes	$953,239	$1,161,010	$4,973,450	$(5,181,222)

Provision for (Benefit from)
Income Taxes	$461,541	$562,140	$2,408,054	$(2,508,653)

Net Income (Loss)	$491,698	$598,870	$2,565,396	$(2,672,569)

Earnings (Loss) per Share:
Basic	$0.07	$0.08	$0.36	$(0.38)
Diluted	$0.07	$0.08	$0.36	$(0.38)

Number of Common Shares:
Weighted average outstanding - Basic	7,054,442	7,054,442	7,054,442	7,054,442
Weighted average and potential dilutive outstanding	7,054,442	7,054,442	7,054,442	7,054,442
(9) Represents unaudited revenue and direct expenses for Gel Perfect for the year ended November 30, 2011
(10) Represents unaudited revenue and direct expenses for Mega-T for the year ended November 30, 2011